SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported):
                       October 14, 1999 (October 13, 1999)



                                 Belmont Bancorp
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
                 (State or Other Jurisdiction of Incorporation)




        0-12724                                         34-1376776
(Commission File Number)                   (I.R.S. Employer Identification No.)




    325 Main Street, Bridgeport, Ohio                      43912
(Address of Principal Executive Offices)                (Zip Code)



Registrant's Telephone Number, Including Area Code:      (740) 695-3323


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Item 5.  Other Events

     The Registrant's  News Release issued October 13, 1999,  attached hereto as
Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits

99.1 News Release issued October 13, 1999



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Belmont Bancorp
                                     (Registrant)

Date:  October 14, 1999              By   /s/  David G. Brewick
                                       -----------------------------------------
                                             David G. Brewick, Interim President